UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-06                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  October 2, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2003



                      Centex Home Equity Loan Trust 2003-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 September 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       95,300,000.00    90,874,999.89   3,988,272.48     124,195.83    4,112,468.31     0.00       0.00       86,886,727.41
AF_2       21,300,000.00    21,300,000.00           0.00      32,624.50       32,624.50     0.00       0.00       21,300,000.00
AF_3       52,300,000.00    52,300,000.00           0.00      99,936.58       99,936.58     0.00       0.00       52,300,000.00
AF_4       65,700,000.00    65,700,000.00           0.00     177,116.25      177,116.25     0.00       0.00       65,700,000.00
AF_5        5,500,000.00     5,500,000.00           0.00      17,233.33       17,233.33     0.00       0.00        5,500,000.00
AF_6       26,700,000.00    26,700,000.00           0.00      70,599.25       70,599.25     0.00       0.00       26,700,000.00
AV        314,200,000.00   307,609,970.54   4,765,798.60     368,192.05    5,133,990.65     0.00       0.00      302,844,171.94
M_1        49,000,000.00    49,000,000.00           0.00      76,371.94       76,371.94     0.00       0.00       49,000,000.00
M_2        36,750,000.00    36,750,000.00           0.00      88,924.79       88,924.79     0.00       0.00       36,750,000.00
M_3        22,750,000.00    22,750,000.00           0.00      82,475.07       82,475.07     0.00       0.00       22,750,000.00
B          10,500,000.00    10,500,000.00           0.00      44,846.67       44,846.67     0.00       0.00       10,500,000.00
TOTALS    700,000,000.00   688,984,970.43   8,754,071.08   1,182,516.26    9,936,587.34     0.00       0.00      680,230,899.35

AIO_I     102,000,000.00    89,000,000.00           0.00     370,833.33      370,833.33        0.00       0.00    83,000,000.00
AIO_II    133,000,000.00   117,000,000.00           0.00     414,375.00      414,375.00        0.00       0.00   110,000,000.00
X_IO              823.74   688,984,970.43           0.00   2,575,344.70    2,575,344.70        0.00       0.00   680,230,899.35

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1    152314GW4       953.56767985    41.84965876    1.30320913      43.15286789          911.71802109      AF_1       1.640000 %
AF_2    152314GX2     1,000.00000000     0.00000000    1.53166667       1.53166667        1,000.00000000      AF_2       1.838000 %
AF_3    152314GY0     1,000.00000000     0.00000000    1.91083327       1.91083327        1,000.00000000      AF_3       2.293000 %
AF_4    152314GZ7     1,000.00000000     0.00000000    2.69583333       2.69583333        1,000.00000000      AF_4       3.235000 %
AF_5    152314HA1     1,000.00000000     0.00000000    3.13333273       3.13333273        1,000.00000000      AF_5       3.760000 %
AF_6    152314HB9     1,000.00000000     0.00000000    2.64416667       2.64416667        1,000.00000000      AF_6       3.173000 %
AV      152314HC7       979.02600426    15.16804137    1.17183975      16.33988113          963.85796289      AV         1.390000 %
M_1     152314HD5     1,000.00000000     0.00000000    1.55861102       1.55861102        1,000.00000000      M_1        1.810000 %
M_2     152314HE3     1,000.00000000     0.00000000    2.41972218       2.41972218        1,000.00000000      M_2        2.810000 %
M_3     152314HF0     1,000.00000000     0.00000000    3.62527780       3.62527780        1,000.00000000      M_3        4.210000 %
B       152314HG8     1,000.00000000     0.00000000    4.27111143       4.27111143        1,000.00000000      B          4.960000 %
TOTALS                  984.26424347    12.50581583    1.68930894      14.19512477          971.75842764

AIO_I   N/A             872.54901961     0.00000000    3.63562088       3.63562088          813.72549020      AIO_I      5.000000 %
AIO_II  N/A             879.69924812     0.00000000    3.11560150       3.11560150          827.06766917      AIO_II     4.250000 %
X_IO    N/A                     ####     0.00000000           ###              ###                  ####      X_IO       0.000000 %

--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)             Distributions Allocable to Principal
                          Group I
                          Scheduled Monthly Payments                                                               316,549.15
                          Curtailments                                                                              35,254.39
                          Prepayments in Full                                                                    3,636,468.94
                          Loans Repurchased by Seller                                                                    0.00
                          Substitution Amounts                                                                           0.00
                          Net Liquidation Proceeds                                                                       0.00

                          Group II
                          Scheduled Monthly Payments                                                               269,506.59
                          Curtailments                                                                              30,382.99
                          Prepayments in Full                                                                    4,465,909.02
                          Loans Repurchased by Seller                                                                    0.00
                          Substitution Amounts                                                                           0.00
                          Net Liquidation Proceeds                                                                       0.00

                          Subordination Increase Amount                                                                  0.00
                          Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Class AF-1                                                                                     0.00
                          Class AF-2                                                                                     0.00
                          Class AF-3                                                                                     0.00
                          Class AF-4                                                                                     0.00
                          Class AF-5                                                                                     0.00
                          Class AF-6                                                                                     0.00
                          Class AV                                                                                       0.00
                          Class M-1                                                                                      0.00
                          Class M-2                                                                                      0.00
                          Class M-3                                                                                      0.00
                          Class B                                                                                        0.00

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Subordinate Certificates
                          Class M-1                                                                                      0.00
                          Class M-2                                                                                      0.00
                          Class M-3                                                                                      0.00
                          Class B                                                                                        0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                             262,374,999.89
                          Group I Ending Aggregate Loan Balance                                                258,386,727.41

                          Group II Beginning Aggregate Loan Balance                                            426,609,970.54
                          Group II Ending Aggregate Loan Balance                                               421,844,171.94

Sec. 7.09(vii)            Overcollateralization
                          Total Overcollateralization Amount                                                             0.00
                          Total Required Overcollateralization Amount                                                    0.00

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                                        0.00
                          Group II                                                                                       0.00

Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                                        0.00
                          Group II                                                                                       0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                                    8.1047 %
                          Group II                                                                                   7.7945 %

Sec. 7.09(xi)             Monthly Remittance Amount
                          Group I                                                                                5,760,838.08
                          Group II                                                                               7,537,294.38

Sec. 7.09(xiii)           Weighted Average Gross Margin - Group II Loans                                             8.3849 %

Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                                  715,303.57
                          Group II                                                                                 671,924.11

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                                3,988,272.48
                          Group II                                                                               4,765,798.60

Sec. 7.09(xvi)            Net Wac Cap Carryover Paid
                          Group I                                                                                        0.00
                          Group II                                                                                       0.00

Sec. 7.09(xvi)            Remaining Net Wac Cap Carryover
                          Group I                                                                                        0.00
                          Group II                                                                                       0.00
                          Subordinate                                                                                    0.00

Sec. 7.09(xviii)          Net Wac Cap
                          Group I Net WAC Cap                                                                          6.41 %
                          Group II Net WAC Cap                                                                         6.42 %
                          Subordinate Net WAC Cap                                                                      6.42 %

Sec. 7.09(xix)            Applied Realized Loss Amounts
                          Subordinate Certificates
                          Class M-1                                                                                      0.00
                          Class M-2                                                                                      0.00
                          Class M-3                                                                                      0.00
                          Class B                                                                                        0.00

Sec. 7.09(xx)             Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                     49             2,072,423.55                  0.80 %
                                                60-89 days                     21             1,481,142.07                  0.57 %
                                                90+days                         4               161,314.17                  0.06 %
                                                Total                          74             3,714,879.79                  1.43 %
                                                 Group 2
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                     80             6,751,538.52                  1.60 %
                                                60-89 days                     23             2,359,284.12                  0.56 %
                                                90+days                         9               782,924.81                  0.19 %
                                                 Total                        112             9,893,747.45                  2.35 %

                                                 Group Totals
                                                                                           Principal
                                                 Period                Number                Balance              Percentage
                                                30-59 days                    129             8,823,962.07                  1.30 %
                                                60-89 days                     44             3,840,426.19                  0.56 %
                                                90+days                        13               944,238.98                  0.14 %
                                                 Total                        186            13,608,627.24                  2.00 %


Sec. 7.09(b)(ii)          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2              120,974.79                  0.05 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           6            1,057,621.97                  0.25 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           8            1,178,596.76                  0.17 %

Sec. 7.09(b)(iii)         Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           3              204,053.17                  0.08 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           9              918,736.40                  0.22 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          12            1,122,789.57                  0.17 %

Sec. 7.09(b)(iii)         Balloon Loans
                          Number of Balloon Loans                                                                     118.00
                          Balance of Balloon Loans                                                              9,443,043.66

Sec. 7.09(b)(iv)          Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 7.09(b)(v)           Book Value of REO Loans
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00

Sec. 7.09(b)(vi)          Realized Losses
                          Group I
                          Monthly Realized Losses                                                                      0.00
                          Cumulative Realized Losses                                                                   0.00
                          Group II
                          Monthly Realized Losses                                                                      0.00
                          Cumulative Realized Losses                                                                   0.00

Sec. 7.09(b)(vii)         Net Liquidation Proceeds
                          Group I                                                                                      0.00
                          Group II                                                                                     0.00

Sec. 7.09(b)(viii)        60+ Delinquency Percentage (Rolling Three Month)                                         0.5204 %

Sec. 7.09(b)(ix)          Cumulative Loss Percentage
                          Cumulative Realized Losses Since Cut-Off Date                                                0.00
                          Aggregate Loan Balance as of the Cut-Off Date                                      700,000,823.47
                          Cumulative Loss Percentage                                                                 0.00 %

Sec. 7.09(b)(x)           Has a Trigger Event Occurred?                                                                  NO

                          1-Month LIBOR for Current Distribution Date                                             1.11000 %



